PEAR THERAPEUTICS

Prescription Digital Therapeutics

Software for the Treatment of Serious Disease



Investor Presentation - Supplement
June 2021

Disclaimer

ABOUT THIS PRESENTATION

This investor presentation ("Presentation") contains proprietary and confidential information of Thimble Point Acquisition Corporation ("TPAC") and Pear Therapeutics, Inc. (the "Company"), and the entire content should be considered "Confidential Information" with respect to both TPAC and the Company. This presentation is made solely for informational purposes, and no representation or warranty, express or implied, is made by TPAC, the Company or any of their representatives as to the information contained in these materials or disclosed during any related presentations or discussions. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by TPAC and the Company and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements.

This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "Business Combination") between TPAC and the Company and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will TPAC, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither TPAC nor the Company has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of TPAC or the Business Combination. Viewers of this presentation should each make their own evaluation of TPAC and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of TPAC, the Company, or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

FORWARD LOOKING STATEMENTS

Certain statements, estimates, targets and projections in this Presentation may be considered forward-looking statements within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or involving, or future performance of, TPAC or the Company. For example, projections of future EBITDA, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company's products, projections of the Company's future financial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "pro forma", "may", "should", "could", "might", "plan", "possible", "project", "strive", "budget", "forecast", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by TPAC and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against TPAC, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of TPAC, or the Company to obtain financing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; the Company's estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property and satisfy regulatory requirements; the impact of the COVID-19 pandemic on the Company's business; and other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in TPAC's final prospectus dated September 14, 2020 relating to its initial public offering and other risks and uncertainties indicated from the time to time in the definitive proxy statement to be delivered to TPAC's stockholders and related registration statement on Form S-4, including those set forth under "Risk Factors" therein, and other documents filed to be filed with the SEC by TPAC.

This presentation includes preliminary financial information (or "Flash" information) for the fiscal year ended December 31, 2020, which is subject to completion of the Company's year-end close procedures and further financial review, and will differ from the financial information in the definitive proxy statement to be delivered to TPAC's stockholders and related registration statement on Form S-4. Actual results may differ as a result of the completion of the Company's year-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company's independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither TPAC nor the Company undertakes any duty to update these forward-looking statements.

Disclaimer

USE OF PROJECTIONS

This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company's fiscal years 2020 through 2025. Neither TPAC's nor Company's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

This presentation contains trademarks, service marks, trade names and copyrights of TPAC, the Company and other companies, which are the property of their respective owner, including: reSET®, reSET-O®, Somryst®, PearConnect™.

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by the Company with the SEC. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). The Company and TPAC believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company and TPAC believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please see the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure for the periods presented. You should review the Company's and TPAC's audited financial statements, which will be included in the definitive proxy statement relating to the Business Combination.* You should review the Company's and TPAC's audited financial statements, which will be included in the definitive proxy statement relating to the Business Combination.**

ADDITIONAL INFORMATION ABOUT THE BUSINESS COMBINATION AND WHERE TO FIND IT

The Business Combination will be submitted to stockholders of TPAC for their consideration. TPAC intends to file a Registration Statement on Form S-4 with the SEC, which will include preliminary proxy statement and a definitive proxy statement, to be distributed to TPAC's stockholders in connection with TPAC's solicitation for proxies for the vote by TPAC's shareholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form S-4 has been filed and declared effective, TPAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. TPAC's stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with TPAC's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company, TPAC and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by TPAC, without charge, at the SEC's website located at www.sec.gov or by directing a request to meara.murphy@peartherapeutics.com or phone: 650.567.6952.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PARTICIPANTS IN THE SOLICITATION

The Company, TPAC and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from TPAC's stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of TPAC's stockholders in connection with the Business Combination will be set forth in TPAC's proxy statement when it is filed with the SEC. You can find more information about TPAC's directors and executive officers in TPAC's final prospectus filed with the SEC on September 14, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in TPAC's proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

*To be included if a reconciliation of Non-GAAP financial numbers is included in the Presentation.
**To be included in Non-GAAP financial numbers are included in the Presentation.

reSET and reSET-O have demonstrated **commercial traction**

18,000+
prescriptions



700+
prescribers

15^
organizations who have provided access**

66% Completed half of all core modules[7]*

82% of providers were very satisfied or somewhat satisfied with their overall performance[2]*

$2,150 cost saving per patient[3]*

* This slide originally appeared in the main investor deck as slide #26. Please refer to slide #55 in that deck which includes the corresponding endnotes.
** Providing access means either listing on formulary, as a covered benefit, purchasing product in bulk, or funding a study.
^ Pear entered into a commercial rebate agreement with Prime Therapeutics LLC, effective 6/1/21.

PEAR THERAPEUTICS

Pear is poised for **near-term commercial scale**

WHERE WE ARE TODAY

3	FDA-authorized PDTs
14	product candidates
6	month HEOR data for reSET-O
18K	Prescriptions to date
15^	Organizations who have provided access*
$4M	projected 2021 revenue

POTENTIAL DRIVERS OF COMMERCIAL SCALE

SCRIPT VOLUME

- Inclusion in clinical guidelines
- Deeper integration into health system infrastructure
- Widespread telemedicine prescribing
- Subsequent prescriptions for patients who benefit
- Reimbursement for clinician dashboards and assessments

COVERAGE

- Additional HEOR data
- Provider demand and advocacy
- Grants → fee for service → managed Medicaid coverage
- Value-based agreements with major commercial payors
- Patient-pay options
- Federal legislation for Medicare coverage of PDTs

PROJECTED YE 2023

3	product candidates in pivotal studies
20	product candidates
12	month HEOR data for reSET, reSET-O, and Somryst
150K	Prescriptions in 2023
100M	covered lives
$125M	projected revenue

*Providing access means either listing on formulary, as a covered benefit, purchasing product in bulk, or funding a study.

^ As of 6/1/21, Pear has ~23M covered lives for reSET and reSET-O and has the potential to access up to approximately 20M additional covered lives under the Federal Supply Schedule signed in March 2021. In addition, Pear has ~2M covered lives for Somryst.

PEAR THERAPEUTICS

Prime Therapeutics: Signed Value Based Contract Effective 6/1/21

Prime Therapeutics Overview

- 5th largest PBM in United States
- 30M total covered lives; 15M in commercial
  - 1 of 6 people covered on public exchanges
- PBM owned by 10 Blues Plans
  - Serves 23 total Blues Plans
- Contract effective 6/1/21

Prime Customers

Select Owner Plans

Florida Blue, BlueCross BlueShield of Alabama, Capital BLUE, BlueCross BlueShield Minnesota

Select Affiliated Plans

BlueCross BlueShield of Illinois, BlueCross BlueShield Texas, Regence BlueCross BlueShield of Oregon, PREMERA

Select Employer Plans

Boeing, General Dynamics, Hormel Foods, University of Minnesota